UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 11, 2008
First Priority Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-140879	20-8420347
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2 West Liberty Boulevard, Suite 104
Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (610) 280-7100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On December 11, 2008, First Priority Financial Corp. (the “Company”) approved a Deferred Compensation Plan (the “Plan”). The Plan will be effective on January 1, 2009 and will be administered by the Company’s compensation committee. Highly compensated employees and other management as selected by the Company’s board of directors will be eligible to participate in the Plan.
Compensation amounts elected to be deferred by the participants in the Plan will be 100% vested on December 31 of the calendar year in which the Company has three quarters of profitability and is profitable for the respective calendar year (the “Profitability Date”). Contributions from the Company will vest on the later of: (i) the three year anniversary of the Profitability Date, or (ii) on the five year anniversary of the date on which the Company credited the contribution to the participant’s account. All amounts deferred by the participant or contributed by the Company in any calendar year are forfeited after the fifth anniversary of such deferment or contribution if the Profitability Date has not been reached. Participants in the Plan become 100% vested in their deferred compensation amounts and the Company’s contributions upon a Change in Control, as defined in the Plan.
The information set forth above is limited in its entirety by reference to the Plan as attached hereto as Exhibit 10.1.
Item 2.02. Results of Operations and Financial Condition.
On December 15, 2008, the Company distributed a press release announcing its earnings for the quarter ended September 30, 2008.  The press release is attached hereto as Exhibit 99.1. The press release was sent to shareholders with the letter attached hereto as Exhibit 99.2.
The information in this report and the attached Exhibit 99.1 is being furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 7.01 Regulation FD
On December 15, 2008, the Company issued a letter to its shareholders that discussed the Company’s September 30, 2008 quarter end results. In addition, in its letter the Company disclosed its intention to participate in the U.S. Treasury’s Troubled Asset Relief Program (“TARP”) Capital Purchase Plan. Enclosed with the letter was the Company’s earnings release regarding its third quarter results, attached hereto as Exhibit 99.1. The letter is attached hereto as Exhibit 99.2.
The information in this report and the attached Exhibit 99.2 is being furnished pursuant to Item 7.01 of this Form 8-K and shall not be deemed “filed” with the Securities and Exchange

Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
          10.1 First Priority Financial Corp. Deferred Compensation Plan
          99.1 Press Release of First Priority Financial Corp., dated December 15, 2008, announcing earnings for the quarter ended September 30, 2008.
          99.2 Letter to Shareholders of First Priority Financial Corp., dated December 15, 2008, regarding results for the quarter ended September 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PRIORITY FINANCIAL CORP.
Dated: December 16, 2008	By:	/s/ Mark Myers
Mark Myers
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number

10.1	First Priority Financial Corp. Deferred Compensation Plan

99.1	Press Release of First Priority Financial Corp., dated December 15, 2008, announcing earnings for the quarter ended September 30, 2008.

99.2	Letter to Shareholders of First Priority Financial Corp., dated December 15, 2008, regarding results for the quarter ended September 30, 2008.